                                                          Exhibit 31.2

                           CERTIFICATION PURSUANT TO

                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

                            (18 U.S.C. SECTION 1350)

I, John Yee, certify that;

     1. I have  reviewed  this  quarterly  report on Form  10-QSB of Magnum D'Or

Resources Inc.

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registration as of, and for, the periods presented in this quarterly report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing and maintaining  disclosure  controls and procedures (as defined in

Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure  controls and procedure to ensure that material information relating to the registrant, including its consolidated subsidiaries,

is made known to us by others  within those  entities,  particularly  during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's  disclosure controls and procedures  as of a date  within  90  days  prior  to the  filing  date  of this quarterly report (the "Evaluation Date"); and

     c)  presented  in  this  quarterly   report  our   conclusions   about  the

effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of  registrant's  board of  directors  (or  persons  performing  the  equivalent functions):

     a) all  significant  deficiencies  in the design or  operation  of internal controls  which  could  adversely  affect  the  registrant's  ability to record,

process,  summarize  and  report  financial  data  and have  identified  for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's internal controls; and

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     6. The registrant's  other certifying  officer and I have indicated in this quarterly report whether there were significant  changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent  evaluation,  including any corrective  actions with regard to significant deficiencies and material weaknesses.

Dated: May 10, 2004       /s/ John Yee

                         -----------------------

                         John Yee, Secretary and

                         Chairman of the Board